UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549
                        _________________

                           FORM 8-K/A

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

               Date of Report:  September 1, 1996
               (Date of earliest event reported)

                        _________________

                 WINTRUST FINANCIAL CORPORATION
           (Exact name of Registrant as specified in
                   its governing instruments)

                           Illinois
         (State or other jurisdiction of organization)


          333-4645*                     36-3873352
  (Commission File Number)  (I.R.S. Employer Identification No.)


                        727 North Bank Lane
                       Lake Forest, Illinois
              (Address of principal executive office)

                            60045-1951
                            (Zip Code)

                           847/234-2882
        (Registrant's telephone number, including area code)

                               N/A
   (Former name or former address, if changed since last report)


  _______________

       * Registrant became subject to requirements to file periodic reports under the Securities and Exchange Act of 1934 as a result of the registration of its securities on Form S-4, which registration statement became effective on July 30, 1996 (Registration No. 333-4645).

       As previously reported on a Form 8-K dated September 1, 1996 and filed with the Commission on September 13, 1996, on September 1, 1996, Wintrust Financial Corporation (the "Registrant") completed its reorganization pursuant to a definitive reorganization agreement dated as of May 28, 1996 (the "Reorganization"). As a result of the Reorganization, Lake Forest Bancorp, Inc. ("Lake Forest"), Hinsdale Bancorp, Inc. ("Hinsdale"), Libertyville Bancorp, Inc. ("Libertyville") and Crabtree Capital Corporation ("Crabtree") were merged with newly formed merger subsidiaries of North Shore Community Bancorp, Inc. ("North Shore") such that North Shore, with the new articles and by-laws provided for in the reorganization agreement and the name changed to Wintrust Financial Corporation as of September 1, 1996, became the parent holding company of each of the separate businesses. The shareholders of each of the companies exchanged their shares for Wintrust Common Stock. The transaction is being accounted for using the pooling-of-interests method of accounting. This Form 8-K/A is being filed in accordance with the Commission's rules to include the required pro forma financial information relating to the transaction which was not available at the time of the initial filing on Form 8-K.

  Item 7.  Financial Statements, Pro Forma Financial Information
           and Exhibits.
           -----------------------------------------------------

  a.   Financial Statements of Businesses Acquired

       The annual financial statements required by Item 7(a) were previously filed as part of the Registrant's Form 8-K dated September 1, 1996, and filed on September 13, 1996. The following financial statements have been included herein to add the interim financial information required by this item for the period ended June 30, 1996 for each of the companies party to the Reorganization:

  NORTH SHORE COMMUNITY BANCORP, INC., AND SUBSIDIARIES

       Independent Auditors' Report (incorporated herein by reference to page F-1 of Registrant's Form S-4
       Registration Statement, as amended (No. 333-4645), filed with the Securities and Exchange Commission on July 22, 1996)

       Consolidated Statements of Condition as of June 30, 1996
       (unaudited) and December 31, 1995 and 1994

       Consolidated Statements of Operations for the six months ended June 30, 1996 and 1995 (unaudited), the year ended
       December 31, 1995, and the period ended December 31, 1994

       Consolidated Statements of Changes in Shareholders' Equity for the six months ended June 30, 1996 (unaudited), the year ended December 31, 1995, and the period ended
       December 31, 1994

       Consolidated Statements of Cash Flows for the six months ended June 30, 1996 and 1995 (unaudited), the year ended
       December 31, 1995 and the period ended December 31, 1994

  LAKE FOREST BANCORP, INC. AND SUBSIDIARIES

       Independent Auditors' Report (incorporated herein by reference to page F-19 of Registrant's Form S-4
       Registration Statement, as amended (No. 333-4645), filed with the Securities and Exchange Commission on July 22, 1996)

       Consolidated Statements of Condition as of June 30, 1996
       (unaudited) and December 31, 1995 and 1994

       Consolidated Statements of Operations for the six months ended June 30, 1996 and 1995 (unaudited), and the years ended December 31, 1995, 1994 and 1993

       Consolidated Statements of Changes in Stockholders' Equity for the six months ended June 30, 1996 (unaudited), and the years ended December 31, 1995, 1994 and 1993

       Consolidated Statements of Cash Flows for the six months ended June 30, 1996 and 1995 (unaudited), and the years ended December 31, 1995, 1994 and 1993

  HINSDALE BANCORP, INC. AND SUBSIDIARIES

       Independent Auditors' Report (incorporated herein by reference to page F-39 of Registrant's Form S-4
       Registration Statement, as amended (No. 333-4645), filed with the Securities and Exchange Commission on July 22, 1996)

       Consolidated Statements of Condition as of June 30, 1996
       (unaudited) and December 31, 1995 and 1994

       Consolidated Statements of Operations for the six months
       ended June 30, 1996 and 1995 (unaudited), the years ended
       December 31, 1995 and 1994, and the period ended December 31,
       1993

       Consolidated Statements of Changes in Stockholders' Equity for the six months ended June 30, 1996 (unaudited), the years ended December 31, 1995 and 1994, and the period ended December 31, 1993

       Consolidated Statements of Cash Flows for the six months
       ended June 30, 1996 and 1995 (unaudited), the years ended
       December 31, 1995 and 1994, and the period ended December 31,
       1993

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
  LIBERTYVILLE BANCORP, INC. AND SUBSIDIARIES

       Independent Auditors' Report (incorporated herein by reference to page F-58 of Registrant's Form S-4
       Registration Statement, as amended (No. 333-4645), filed with the Securities and Exchange Commission on July 22, 1996)

       Consolidated Statements of Condition as of June 30, 1996
       (unaudited) and December 31, 1995

       Consolidated Statements of Operations for the six months ended June 30, 1996 and 1995 (unaudited) and the period ended December 31, 1995

       Consolidated Statements of Changes in Stockholders' Equity for the six months ended June 30, 1996 (unaudited) and the period ended December 31, 1995

       Consolidated Statements of Cash Flows for the six months ended June 30, 1996 and 1995 (unaudited) and the period ended December 31, 1995

  CRABTREE CAPITAL CORPORATION AND SUBSIDIARIES

       Consolidated Balance Sheets (unaudited) as of June 30,
       1996 and 1995

       Consolidated Statements of Income (unaudited) for the six months ended June 30, 1996 and 1995

       Consolidated Statements of Stockholders' Equity
       (unaudited) for the six months ended June 30, 1996 and
       1995

       Consolidated Statements of Cash Flows (unaudited) for the six months ended June 30, 1996 and 1995

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
  NORTH SHORE COMMUNITY BANCORP, INC.

  Consolidated Statements of Condition

  (in thousands, except share data)

  ______________________________________________________________
                                       June 30,    December 31,
                                                 ---------------
               Assets                    1996      1995    1994
               ------                  --------  -------  ------
                                      (unaudited)
  Cash and demand balances due from
    banks                              $  3,028    3,772   2,042
  Money market assets:
    Interest-bearing deposits at
      banks                               8,000    7,000  14,000
    Federal funds sold                    9,630   12,000   7,170
  Investment securities:
    Available-for-sale, at fair value    11,601   11,535       -
    Held-to-maturity, at amortized
      cost (fair value of $9,101)             -        -   9,172

  Loans                                  90,313   63,439   9,618
  Less allowance for possible loan
    losses                                  582      440      50
                                       --------  -------  ------
  Loans, net                             89,731   62,999   9,568

  Accrued interest receivable               633      571     176
  Premises and equipment, net             8,235    5,807   2,522
  Deferred organization costs               212      252     327
  Goodwil                                    55       57      59
  Other assets                            1,547    1,129     128
                                       --------  -------  ------

  Total assets                         $132,672  105,122  45,164
                                       ========  =======  ======

       Liabilities and Shareholders'
         Equity
       -----------------------------

  Deposits:
    Noninterest-bearing                  16,499   13,571   5,539
    Interest-bearing                    103,458   80,086  31,197
                                       --------  -------  ------

  Total deposits                        119,957   93,657  36,736

  Accrued interest payable                  165      142      31
  Note payable                            1,300        -       -
  Other liabilities                         290      195     147
                                       --------  -------  ------

  Total liabilities                     121,712   93,994  36,914

  Shareholders' equity:
    Common stock, no par value;
      stated value $1 per share;
      400,000 shares authorized;
      254,217, 246,855 and 196,980
      shares issued and outstanding
      at June 30, 1996, December 31,
      1995 and 1994, respectively           254      246     197
    Convertible warrants, no par
      value, 5,000 shares authorized,
      issued, and outstanding                25       25      25
    Surplus                              12,212   11,651   7,961
    Undivided profits (deficit)          (1,533)    (795)     67
    Net unrealized gain on securities
      available-for-sale                      2        1       -
                                       --------  -------  ------

  Total shareholders' equity             10,960   11,128   8,250
                                       --------  -------  ------

  Total liabilities and shareholders'
    equity                             $132,672  105,122  45,164
                                       ========  =======  ======

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
  NORTH SHORE COMMUNITY BANCORP, INC.

  Consolidated Statements of Operations

  (in thousands)

  ______________________________________________________________
                           Six months
                              ended     Year ended  Period ended
                            June 30,   December 31, December 31,
                          ------------
                           1996  1995       1995        1994
                          -----  ----- ------------ ------------
                           (unaudited)
  Interest income:
    Loans, including
      fees                $3,033    757    2,649         72
    Money market assets:
      Interest-bearing
        deposits at banks    253    538      914        169
      Federal funds sold     238    275      478        142
    Investment securities    311    284      546         77
                          ------  -----    -----     ------

  Total interest income    3,835  1,854    4,587        460

  Interest expense:
    Deposits               2,343  1,185    2,841        260
    Term debt                  1      -        -         16
                          ------  -----    -----     ------

  Total interest expense   2,344  1,185    2,841        276
                          ------  -----    -----     ------

  Net interest income      1,491    669    1,746        184

  Provision for possible
    loan losses              170    120      428         50
                          ------  -----    -----     ------

  Net interest income
    after provision for
    possible loan losses   1,321    549    1,318        134
                          ------  -----    -----     ------

  Noninterest income:
    Retail income             50     16       36          7
    Fees on loans sold       238     37      196          -
    Other income              14     18       32         29
                          ------  -----    -----     ------

  Total noninterest
    income                   302     71      264         36
                          ------  -----    -----     ------

  Noninterest expense:
    Salaries and other
      compensation         1,108    446    1,189        546
    Net occupancy            186     46      124         43
    Advertising and
      marketing              232     64      205         65
    Data processing          115     59      143         36
    Depreciation -
      furniture, fixtures
      and equipment          118     48      104         22
    Amortization of
      organization costs
      and goodwill            35     34       77         24
    Merger related
      expenses               170      -        -          -
    Other                    397    236      602        330
                          ------  -----    -----     ------

  Total noninterest
    expense                2,361    933    2,444      1,066
                          ------  -----    -----     ------

  Net loss                $ (738)  (313)    (862)      (896)
                          ======  =====    =====     ======

  Loss per share          $(2.94) (1.59)   (4.29)    (12.26)
                          ======  =====    =====     ======

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
NORTH SHORE COMMUNITY BANCORP, INC.

Consolidated Statements of Changes in
  Shareholders' Equity

(in thousands)
____________________________________________________________________________

                                                              Net
                                                           unrealized
                                                   Undi-     gain on    Total
                   Com-   Pre-  Convert-          vided    securities   share-
                   mon   ferred  ible     Sur-    profits   available  holders'
                   stock stock  warrants  plus   (deficit)   for sale  equity
                   ----- ------ --------  ----- -----------  --------  -------
Initial Capital
  Contribution     $   1    500      25      -        -         -         526

Redemption of
  5,000 warrants       -      -     (25)     -        -         -         (25)

Reissuance of
  2,500 warrants       -      -      13      -        -         -          13

Issuance of
  2,500 warrants       -      -      12      -        -         -          12

Dividends paid         -      -       -      -      (37)        -         (37)

Initial offering     173      -       -    7,497  1,000         -       8,670

Capital issuance
  costs                -      -       -      (13)     -         -         (13)

Conversion of
  preferred stock     23   (500)      -      477      -         -           -

Net loss               -      -       -        -   (896)        -        (896)
                    ----    ---     ---   ------ ------       ---      ------

Balance at
  December 31,
  1994               197      -      25    7,961     67         -       8,250

Common stock
  issuance            49      -       -    3,690      -         -       3,739

Net loss               -      -       -        -   (862)        -       (862)

Change in
  unrealized
  gain on
  securities
  available-for-
  sale, net of
  tax effect           -      -       -        -      -         1          1
                    ----    ---     ---   ------ ------       ---     ------

Balance at
  December 31,
  1995               246      -      25   11,651   (795)        1     11,128

Common stock
  issuance             9      -       -      608      -         -        617

Repurchase of
  common stock        (1)     -       -      (47)     -         -        (48)

Net loss               -      -       -        -   (738)        -       (738)

Change in
  unrealized gain
  on securities
  available-for-
  sale, net of
  tax effect           -      -       -        -      -         1          1
                    ----    ---     ---   ------ ------       ---     ------

Balance at
  June 30, 1996
  (unaudited)       $254      -      25   12,212 (1,533)        2     10,960
                    ====    ===     ===   ====== ======       ===     ======

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
NORTH SHORE COMMUNITY BANCORP, INC.

Consolidated Statements of Cash Flows

(in thousands)
______________________________________________________________________________
                                 Six months         Year ended    Period ended
                               ended June 30,       December 31,  December 31,
                               --------------
                               1996      1995          1995           1994
                               ----      ----       -----------   ------------
                                 (unaudited)
Operating activities:
  Net loss                    $ (738)      (313)        (862)         (896)
  Adjustments to reconcile
    net loss to net cash
    used in operating
    activities:
      Depreciation and
        amortization              233       104         217           (38)
      Provision for
        possible loan losses      170       120         428            50
      Net accretion/
        amortization of
        investment securities    (216)     (156)       (257)          (67)
      Increase in accrued
        interest receivable
        and other assets         (480)     (538)     (1,372)         (606)
      Increase in other
        liabilities               118       (56)        159           235
                              -------   -------     -------       -------

Net cash used in operating
  activities                     (913)     (839)     (1,687)       (1,322)
                              -------   -------     -------       -------

Investing activities:
  Net decrease (increase)
    in interest-bearing
    deposits at banks          (1,000)       -        7,000       (14,000)
  Net decrease (increase)
    in Federal funds sold       2,370    (4,869)     (4,830)       (7,170)
  Purchase of investment
    in Federal Reserve
    Bank stock                   (128)       -          (14)         (198)
  Purchases of investment
    securities                (41,221)   (7,313)    (21,588)       (8,907)
  Maturity of investment
    securities                 41,500    11,095      19,495            -
  Purchase of premises
    and equipment              (2,619)     (548)     (3,447)       (2,625)
  Net increase in loans       (26,902)  (22,666)    (53,859)       (9,618)
                              -------   -------     -------       -------
  Net cash used in investing
    activities                (28,000)  (24,301)    (57,243)      (42,518)
                              -------   -------     -------       -------
  Financing activities:
    Net increase in deposits   26,300    24,473      56,921        36,736
    Proceeds from issuance
      of common stock             617       -         3,739         8,658
    Proceeds from issuance
      of preferred stock            -       -           -             500
    Proceeds from issuance
      of common stock warrants      -       -           -              25
    Repurchase of common stock    (48)      -           -              -
    Proceeds from issuance
      of long-term debt         1,300       -           -           1,400
    Repayment of long-term
      debt                          -       -           -          (1,400)
    Dividends paid                  -       -           -             (37)
                              -------   -------     -------       -------
  Net cash provided by
    financing activities       28,169    24,473      60,660        45,882
                              -------   -------     -------       -------
  Net increase (decrease)
    in cash and cash
    equivalents                  (744)     (667)      1,730         2,042
  Cash and cash equivalents
    at beginning of period      3,772     2,042       2,042           -
                              -------   -------     -------       -------
  Cash and cash equivalents
    at end of period          $ 3,028     1,375       3,772         2,042
                              =======    ======      ======       =======
  Supplemental disclosures
    of cash flow informa-
    tion -
      Cash paid during
        the year for:
          Interest            $ 2,321     1,134       2,730           245
          Income taxes              -         -           -             -
                              =======    ======      ======       =======

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
  LAKE FOREST BANCORP, INC.
  AND SUBSIDIARY

  Consolidated Statements of Condition

  (in thousands, except share data)
  _____________________________________________________________

                                    June 30,     December 31,
                                   ----------  ----------------
               Assets                 1996      1995     1994
               ------              ----------  -------  -------
                                  (unaudited)
  Cash and demand balances due
    from banks                     $  5,608     3,680    6,379
  Money market assets:
    Interest-bearing deposits
      at banks                        7,100    21,100   16,699
    Federal funds sold               15,335    13,100    7,135
  Investment securities:
    Held-to-maturity, at amortized
     cost (fair value of $4,851 in
     1996, $4,959 in 1995 and
     $29,270 in 1994)                 5,001     5,002   29,984
    Available-for-sale, at
      fair value                     38,229    33,890    5,917

  Loans                             140,207   110,673   70,258
    Less allowance for possible
      loan losses                     1,061       938      642
                                   --------   -------  -------
  Net loans                         139,146   109,735   69,616

  Premises and equipment, net         8,109     8,144    7,222
  Goodwill                               44        45       47
  Other assets                        2,930     2,444    1,156
                                   --------   -------  -------
  Total assets                     $221,502   197,140  144,155
                                   ========   =======  =======

      Liabilities and Stockholders' Equity
      ------------------------------------
  Deposits:
    Noninterest-bearing            $ 17,724    16,930   13,787
    Interest-bearing                186,710   164,256  112,280
                                   --------   -------  -------
  Total deposits                    204,434   181,186  126,067
  Accrued interest                      325       339      182
  Short-term debt                     3,952     3,952    2,742
  Repurchase agreements                   -         -    5,022
  Treasury tax and loan                 955       528      694
  Other liabilities                     558       221       24
                                   --------   -------  -------
  Total liabilities                 210,224   186,226  134,731

  Stockholders' equity
    Common stock $1 par value;
      200,000 shares authorized;
      160,810, 160,605, and 158,993
      shares issued and outstanding
      at June 30, 1996, December 31,
      1995 and 1994, respectively       161       161      159
    Convertible preferred stock no
      par value; 7,500 shares
      authorized;
      1,700 shares issued and
      outstanding                         3         3        3
    Surplus                           9,549     9,533    9,406
    Undivided profit (loss)           1,364     1,007       (8)
    Net unrealized gain (loss) -
     securities available-for-sale,
     net of tax                         201       210     (136)
                                   --------   -------  -------
  Total stockholders' equity         11,278    10,914    9,424
                                   --------   -------  -------
  Total liabilities and stock-
    holders' equity                $221,502   197,140  144,155
                                   ========   =======  =======

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
  LAKE FOREST BANCORP, INC.
  AND SUBSIDIARY

  Consolidated Statements of Operations

  (in thousands, except per share data)
  _______________________________________________________________

                        Six months ended
                            June 30,      Year ended December 31,
                        ----------------  -----------------------
                          1996     1995   1995    1994     1993
                        -------- -------  -----  ------   -------
                         (unaudited)
  Interest income:
    Loans, including
     fees                $ 5,263  3,706  8,058   4,412    2,419
    Money market assets:
     Interest-bearing
       deposits at banks     226    768  1,330     555      258
     Federal funds sold      355    440    876     361      239
    Investment securities  1,295    719  1,916   1,380      827
                         -------  ----- ------  ------   ------
  Total interest income    7,139  5,633 12,180   6,708    3,743
                         -------  ----- ------  ------   ------
  Interest expense:
    Deposits               4,338  3,475  7,473   3,744    1,939
    Short-term debt          149    129    276      87        -
                         -------  ----- ------  ------   ------
  Total interest expense   4,487  3,604  7,749   3,831    1,939
                         -------  ----- ------  ------   ------
  Net interest income      2,652  2,029  4,431   2,877    1,804

  Provision for possible
    loan losses              224    135    301     240      240
                         -------  ----- ------  ------   ------
  Net interest income
    after provision for
    possible loan losses   2,428  1,894  4,130   2,637    1,564
                         -------  ----- ------  ------   ------
  Noninterest income:
    Service charges on
      deposits                69     69    146     105       92
    Fees on loans sold       139    105    349     275      551
    Gain on sale of
      securities              18      -      -      21       23
    Trust fees               259    174    399     202       92
    Other                     48     90    221      46       25
                         -------  ----- ------  ------   ------
  Total noninterest
    income                   533    438  1,115     649      783
                         -------  ----- ------  ------   ------
  Noninterest expense:
    Salaries and other
      compensation         1,244    991  2,283   1,436    1,179
    Net occupancy            211    185    394     223      190
    Advertising               99    125    234     152      106
    Data processing          186    149    314     211      158
    Depreciation -
      furniture and
      equipment              143    100    236     132       66
    Insurance                 33    169    222     239      151
    Merger related
      expenses               170      -      -       -        -
    Other                    373    326    719     385      297
                         -------  ----- ------  ------   ------
  Total noninterest
    expense                2,459  2,045  4,402   2,778    2,147
                         -------  ----- ------  ------   ------
  Net income before
    income taxes             502    287    843     508      200

  Income tax expense/
    (benefit)                145   (220)  (172)      -        -
                         -------  ----- ------  ------   ------
  Net income            $   357     507  1,015     508      200
                         =======  ===== ======  ======   ======
  Earnings per share    $  2.03    3.06   5.95    3.05     1.32
                         =======  ===== ======  ======   ======

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
LAKE FOREST BANCORP, INC.
AND SUBSIDIARY

Consolidated Statements of Changes in Stockholders' Equity

(in thousands)
_______________________________________________________________________________

                                                            Net
                                                            unreal-
                                                            ized
                                                            gain
                                                            (loss)
                                                   Undivi-  on securi-  Total
                            Com-   Pre-            ded      ties        stock-
                            mon    ferred          profits  available   holders'
                            stock  stock  Surplus  (loss)   for sale    equity
                            ------ ------ -------  -------  ---------  --------
Balance at
  December 31, 1992          $126       3   6,819   (716)        -       6,232

Common stock issuance          32       -   2,550      -         -       2,582

Net income                      -       -       -    200         -         200

Change in unrealized gain
  on securities available
  -for-sale, net of tax
  effect of $8                  -       -       -      -        16          16
                             ----    ----   -----  -----     -----      ------

Balance at
  December 31, 1993           158       3   9,369   (516)       16       9,030

Common stock issuance           1       -      37      -         -          38

Net income                      -       -       -    508         -         508

Change in unrealized
  gain on securities
  available-for-sale,
  net of tax effect
  of $53                        -       -       -      -      (152)       (152)
                             ----    ----   -----  -----     -----      ------
Balance at
  December 31, 1994           159       3   9,406     (8)     (136)      9,424

Common stock issuance           2       -     127      -         -         129

Net income                      -       -       -  1,015         -       1,015

Change in unrealized gain
  on securities
  available-for-sale,
  net of tax effect
  of $108                       -       -       -      -       346         346
                             ----    ----   -----  -----     -----      ------

Balance at
  December 31, 1995           161       3   9,533  1,007       210      10,914

Common stock issuance           -       -      16      -         -          16

Net income                      -       -       -    357         -         357

Change in unrealized
  gain on securities
  available-for-sale,
  net of tax effect of $4       -       -       -      -        (9)         (9)
                             ----    ----   -----  -----     -----      ------

Balance at June 30, 1996
  (unaudited)                $161       3   9,549  1,364       201      11,278
                             ====    ====   =====  =====     =====      ======

LAKE FOREST BANCORP, INC.
AND SUBSIDIARY

Consolidated Statements of Cash Flows

(in thousands)

_______________________________________________________________________________

                                    Six months
                                       ended
                                      June 30,        Year ended December 31,
                                    -------------     -----------------------
                                    1996     1995     1995      1994     1993
                                    ----     ----     ----      ----     ----
                                     (unaudited)
Cash flows from
  operating activities:
  Net income                     $    357      507     1,015      508      200
  Adjustments to reconcile
    net income to
    net cash provided
    by operating activities:
      Provision for
        possible loan losses          224      135       301      240      240
      Depreciation and
        amortization                  219      188       413      194      141
      Deferred income taxes          (145)    (220)        9        -        -
      Gain on sales of invest-
        ment securities, net          (18)       -         -      (21)     (23)
      Amortization of goodwill          1        1         2        2        2
      Net accretion/amortization
        of investment securities      (80)      46      (219)     139      276
      Net increase in other
        assets                       (336)    (938)   (1,296)    (519)    (293)
      Increase (decrease) in
        accrued interest and
        other liabilities             323      (61)      246      148       (9)
                                 -------- --------  --------  -------  -------
Net cash provided by
  operating activities                545     (342)      471      691      534
                                 -------- --------  --------  -------  -------
Cash flows from
  investing activities:
  Net increase (decrease)
    in interest-bearing
    deposits at banks              14,000   (4,901)   (4,401) (10,500)   3,801
  Net decrease (increase)
    in federal funds sold          (2,235) (12,090)   (5,965)   6,520   (6,142)
  Purchase of Federal
    Reserve Bank stock                  -        -       (26)     (36)    (136)
  Purchase of premises
    and equipment                    (184)    (426)   (1,335)  (2,971)  (2,768)
  Proceeds from sale of
    investment securities,
    available for sale                126        -     5,006    4,944    6,140
  Proceeds from maturities
    of investment securities,
    held to maturity                    -   23,500    20,000   23,500   14,955
  Proceeds from maturities
    of investment securities,
    available for sale            115,242   24,875    80,234    8,900  (39,157)
  Purchases of investment
    securities, held to maturity        -        -         -  (43,853)       -
  Purchases of investment
    securities, available for
    sale                         (119,622) (49,666) (107,533)  (5,646)       -
  Net increase in loans           (29,635) (19,477)  (40,420) (24,807) (22,280)
                                 --------  -------  --------  -------  -------
Net cash used in
  investing activities            (22,308) (38,185)  (54,440) (43,949) (45,587)
                                 --------  -------  --------  -------  -------
Cash flows from
  financing activities:
  Net increase in deposits         23,248   40,982    55,119   44,615   38,456
  Net increase (decrease)
    in treasury tax and loan          427       (2)     (166)      92      369
  Net decrease (increase)
    in securities sold under
    agreement to repurchase             -   (5,022)   (5,022)     (22)   5,044
  Net proceeds from issuance
    of common stock                    16       59       129       38    2,582
  Increase in short-term debt           -      230     1,210    2,742        -
  Repayment of short-term debt          -        -         -        -     (600)
                                 --------  -------  --------  -------  -------
Net cash provided by
  financing activities             23,691   36,247    51,270   47,465   46,451
                                 --------  -------  --------  -------  -------
Net increase (decrease)
  in cash and cash equivalents      1,928   (2,280)   (2,699)   4,207    1,398
Cash and cash equivalents
  at beginning of year              3,680    6,379     6,379    2,172    1,374
                                 --------  -------  --------  -------  -------
Cash and cash equivalents
  at end of year                 $  5,608    4,099     3,680    6,379    2,772
                                 ========  =======  ========  =======  =======
Supplemental disclosures of
  cash flow information -
  cash paid during the year for:
  Interest                       $  4,501    3,545     7,592    3,690    1,951
  Income taxes                          -        -         -        -        -
                                 ========  =======  ========  =======  =======

  HINSDALE BANCORP, INC.
  AND SUBSIDIARIES

  Consolidated Statements of Condition

  (in thousands, except share data)
  ____________________________________________________________________________
                                                            December 31,
                                         June 30,     ------------------------
  Assets                                  1996           1995         1994
  ------                                 --------     ---------    -----------
                                       (unaudited)
  Cash and demand balances
    due from banks                     $    821         3,048        1,308
  Money market assets:
    Interest-bearing deposits
      at banks                            8,000        16,000       11,500
    Federal funds sold                    4,463        16,022       10,494
  Investment securities:
    Held-to-maturity, at amortized
     cost (fair value of $17,220)             -             -       17,327
    Available-for-sale,
      at fair value                      22,339        15,409            -

  Loans                                  81,792        58,085       22,327
    Less allowance for possible
      loan losses                           716           479          180
                                       --------       -------       ------
  Loans, net                             81,076        57,606       22,147

  Premises and equipment, net             6,005         5,941        3,155
  Deferred organizational costs              70            84          116
  Accrued interest receivable             1,030           824          267
  Other assets                            1,318           934          205
                                       --------       -------       ------
  Total assets                         $125,122       115,868       66,519
                                       ========       =======       ======

  Liabilities and Stockholders' Equity
  ------------------------------------

  Deposits:
    Noninterest-bearing                  12,213        11,640        5,792
    Interest-bearing                     99,966        92,762       53,390
                                       --------       -------       ------
  Total deposits                        112,179       104,402       59,182
  Accrued interest payable                  122           122           38
  Term debt                               2,650         1,600            -
  Other liabilities                         510           100           85
                                       --------       -------       ------
  Total liabilities                     115,461       106,224       59,305

  Stockholders' equity:
    Common stock no par value;
      stated value of $1; 350,000
      shares authorized; 207,137,
      206,037, and 175,254 shares
      issued and outstanding at
      June 30, 1996, December 31,
      1995 and 1994, respectively           207           206          175
    Common stock Series A warrants
      no par value; 5,000 warrants
      authorized, issued, and
      outstanding                            25            25           25
    Advertising and marketing
    Common stock Series B warrants
      no par value; 5,000 warrants
      authorized, issued, and
      outstanding                             -
    Surplus                               9,506         9,452        7,483
    Undivided profits (deficit)             (78)          (49)        (469)
    Net unrealized gain on securities
      available for sale, net of tax          1            10            -
                                       --------       -------       ------
    Total stockholders' equity            9,661         9,644        7,214
                                       --------       -------       ------
    Total liabilities and
      stockholders' equity             $125,122       115,868       66,519
                                       ========       =======       ======

HINSDALE BANCORP, INC.
AND SUBSIDIARIES

Consolidated Statements of Operations

(in thousands, except per share data)
_______________________________________________________________________________
                                         Six months   Years ended  Period ended
                                       ended June 30, December 31, December 31,
                                       -------------- ------------
                                        1996     1995 1995    1994     1993
                                       -----     ---- ----    ---- ------------
                                        (unaudited)
Interest income:
  Loan, including fees                 $3,024   1,293 3,701   862          1
  Money market assets:
    Interest-bearing deposits
      at banks                            201     519   870   566         16
    Federal funds sold                    259     230   528   288         36
  Investment securities                   653     320   738   589         20
                                       ------   ----- ----- -----     ------

Total interest income                   4,137   2,362 5,837 2,305         73
                                       ------   ----- ----- -----     ------
Interest expense:
  Deposits                              2,555   1,530 3,694 1,694         34
  Term debt                                67       -    76    38         32
                                       ------   ----- ----- -----     ------

Total interest expense                  2,622   1,530 3,770 1,732         66
                                       ------   ----- ----- -----     ------

Net interest income                     1,515     832 2,067   573          7

Provision for loan losses                 237     120   299   180          -
                                       ------   ----- ----- -----     ------

Net interest income after
  provision for loan losses             1,278     712 1,768   393          7
                                       ------   ----- ----- -----     ------

Noninterest income:
  Fees on loans sold                      216     113   305   124          -
  Other                                   216     109   267   113         43
                                       ------   ----- ----- -----     ------

Noninterest income                        432     222   572   237         43
                                       ------   ----- ----- -----     ------

Noninterest expense:
  Salaries and other compensation         859     448 1,166   754        310
  Occupancy                                98      89   124   139         33
  Advertising and marketing                47      29   116    71         44
  Amortization of organizational
    costs                                  14      15    30    75         19
  Data processing                         108      65   151    88         19
  Depreciation - furniture
    and equipment                          70      37    94    58          8
  Insurance                                40      93   115    94          6
  Merger related expenses                 170       -     -     -          -
  Other                                   333     155   464   244        176
                                       ------   ----- ----- -----     ------
Total noninterest expense               1,739     931 2,260 1,523        615
                                       ------   ----- ----- -----     ------
Net income (loss) before income taxes     (29)      3    80  (893)      (565)
Income tax benefit                          -       -   340     -          -
                                       ------   ----- ----- -----     ------
Net income (loss)                      $  (29)      3   420  (893)      (565)
                                       ======   ===== ===== =====     ======

Earnings (loss) per share              $(0.14)   0.01  2.04 (6.11)    (12.55)
                                       ======   ===== ===== =====     ======

HINSDALE BANCORP, INC.
AND SUBSIDIARIES

Consolidated Statements of Changes in Stockholders' Equity

(in thousands)

_______________________________________________________________________________
                                                             Net
                                                             unreal-
                                                             ized
                                                             gain on
                                  Com-                       securi-
                                  mon             Undivi-    ties      Total
                         Pre-     stock           ded pro-   avail-    stock-
                 Common  ferred   war-            fits       able for  holders'
                  stock  stock    rants  Surplus  (deficit)  sale      equity
                 ------  -------  -----  -------  ---------  --------  -------
Initial capital
  contribution    $  -      500     25         1         -         -      526

Common stock
  issuance         121        -      -     5,922         -         -    6,043

Capital issuance
  costs              -        -      -       (24)        -         -      (24)

Preferred stock
  dividend           -        -      -         -       (11)        -      (11)

Retirement of
  preferred stock   21     (500)     -       479         -         -        -

Allocation of
  undivided pro-
  fits               -        -      -    (1,000)    1,000         -        -

Net loss             -        -      -         -      (565)        -     (565)
                 -----     ----    ---    ------     -----       ---    -----
Balance at
  December 31,
  1993             142        -     25     5,378       424         -    5,969

Common stock
  issuance          33        -      -     2,105         -         -    2,138

Net loss             -        -      -         -      (893)        -     (893)
                 -----     ----    ---    ------     -----       ---    -----

Balance at
  December 31,
  1994             175        -     25     7,483      (469)        -    7,214

Common stock
  issuance          31        -      -     1,969         -         -    2,000

Net income           -        -      -         -       420         -      420

Advertising
  and marketing                                                             -

Change in un-
  realized gain
  on securities
  available-for-
  sale, net of
  tax effect
  of $5              -        -      -         -         -        10        10
                 -----     ----    ---    ------     -----       ---     -----

Balance at
  December 31,
  1995             206        -     25     9,452       (49)       10     9,644

Exercise of
  stock options      1        -      -        54         -         -        55

Net income (loss)    -        -      -         -       (29)        -       (29)

Change in
  unrealized
  gain on
  securities
  available-for-
  sale, net of
  tax effect
  of $3              -        -      -         -         -        (9)       (9)
                 -----     ----    ---    ------     -----       ---     -----

Balance at
  June 30,
  1996
  (unaudited)   $ 207        -     25     9,506       (78)        1     9,661
                =====     ====    ===    ======     =====       ===     =====

HINSDALE BANCORP, INC.
AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(in thousands)
_______________________________________________________________________________
                        Six months          Year          Period
                          ended             ended          ended
                          June 30,       December 31,   December 31,
                       -------------     -------------
                       1996     1995     1995     1994     1993
                       ----     ----     ----     ----  -----------
                         (unaudited)
Operating
  activities:
  Net income
    (loss)        $    (29)        3      420     (893)    (377)
  Adjustments
    to reconcile
    net loss to
    net cash pro-
    vided by
    operating
    activities:
  Depreciation         113        65      153      108       33
    Amortization
    of deferred
    organizational
    costs               14        15       32       75        -
  Net amortiz-
    ation/(accre-
    tion) of
    investment
    securities         378      (136)      86     (169)       5
  Provision for
    loan losses        237       120      299      180        -
  Deferred
    income tax
    benefit              -         -     (340)       -        -
  Net changes in
    accrued
    interest
    receivable
    and other
    assets            (585)     (618)    (946)    (237)       8
  Net changes
    in other
    liabil-
      ities            410       293       94      (21)     106
                  --------   -------   ------   ------  -------
Net cash in
  operating
  activities           538      (258)    (202)    (957)    (225)
                  --------   -------   ------   ------- -------
Investing
  activities:
  Net (increase)
    decrease in
    interest-
    bearing
    deposits at
    banks            8,000    (1,500)  (4,500)  (4,500)  (7,000)
  Net (increase)
    decrease in
  Federal funds
    sold            11,559     4,133   (5,528)  (1,893)  (8,601)
  Maturities of
    investments     36,735    17,100   25,271    7,820        -
  Purchase
    of invest-
    ment in
  Federal Reserve
    Bank stock         (64)      (36)     (98)     (20)    (129)
  Purchase of
    investment
    securities     (43,993)  (12,596) (23,326) (21,166)  (3,702)
  Purchase of
    premises
    and equipment   (1,177)   (1,841)  (2,939)    (568)  (2,708)
  Proceeds from
    sales
    of premises      1,000         -        -        -        -
  Net increase
    in loans       (23,707)  (22,256) (35,758) (21,956)    (338)
  Other, net             -         -        -     (131)    (472)
                  --------   -------  -------  -------  -------
Net cash used in
  investing
  activities       (11,647)  (16,996) (46,878) (42,414) (22,950)
                  --------   -------  -------  -------  -------
Financing activi-
  ties:
  Net increase in
    deposits         7,777    14,735   45,220   42,370   16,812
    Net proceeds
    from issuance
    of common stock     55     1,966    2,000    2,138    6,020
    Proceeds from
      issuance of
      preferred
      stock              -         -        -        -      500
    Preferred stock
      dividend           -         -        -        -      (11)
    Proceeds from
      issuance
      of convert-
      ible warrants      -         -        -        -       25
    Proceeds from
      issuance of
      term debt      1,050       992        -    2,592    1,400
    Repayment of
      term debt          -         -     (992)    (900)    (500)
                  --------   -------  -------  -------  -------
Net cash provided
  by financing
  activities         8,882    17,693   46,228   46,200   24,246
                  --------   -------  -------  -------  -------
Net increase
  (decrease)
  in cash and
  cash equiva-
  lents             (2,227)      439    (852)    2,829    1,071
Cash and cash
  equivalents
  at beginning
  of year            3,048     1,308   1,308     1,071        -
                  --------   ------- -------   -------  -------
Cash and cash
  equivalents
  at end of year  $    821     1,747     456     3,900    1,071
                  ========   ======= =======   =======  =======
Supplemental dis-
  closures of
  cash flow
  information:
Cash paid
  during the
  year for:
    Interest      $  2,606    1,503   3,686     1,665       58
    Income taxes         -        -       -         -        -
                  ========  =======  ======   =======  =======

  LIBERTYVILLE BANCORP, INC. AND SUBSIDIARIES

  Consolidated Statements of Condition

  (in thousands, except share data)

  ______________________________________________________________
                                         June 30,   December 31,
              Assets                       1996         1995
              ------                     --------   ------------
                                       (unaudited)
  Cash and demand balances due
    from banks                            $ 1,629       1,753
  Money market assets:
    Interest-bearing deposits at banks      9,000       6,500
    Federal funds sold                      5,135      14,690
  Securities available-for-sale
    Federal agencies                          991           -
    Federal Reserve Bank stock                217         150
    Other securities                          450         450
  Loans                                    35,035      10,189
    Less allowance for loan losses            205          55
                                          -------      ------
  Loans, net                               34,830      10,134

  Premises and equipment, net               4,048       3,498
  Deferred organization costs                 124         107
  Other assets                                898         197
                                          -------      ------
  Total assets                            $57,322      37,479
                                          =======      ======
  Liabilities and Shareholders' Equity
  ------------------------------------
  Deposits:
    Noninterest-bearing                     8,250       3,728
    Interest-bearing                       39,440      22,685
                                          -------      ------
  Total deposits                           47,690      26,413

  Accrued interest payable                     63          46
  Notes payable                               358       1,064
  Treasury tax and loan                        10         339
  Other liabilities                           235          64
                                          -------      ------
  Total liabilities                        48,356      27,926

  Shareholders' equity:
    Preferred stock, Series B, no
      par value, 25,000 shares
      authorized, 24,000 shares
      issued and outstanding                  500         500
    Common stock, no par value;
      stated value $1 per share;
      350,000 shares authorized;
      205,929 and 201,689 shares
      issued and outstanding at
      June 30, 1996 and December 31,
      1995, respectively                      206         202
    Convertible warrants, Series A,
      no par value, 5,000 shares
      authorized, issued and
      outstanding                              25          25
    Convertible warrants, Series B,
      no par value, 20,000 warrants
      authorized; 15,760 and 20,000
      warrants issued and outstanding
      at June 30, 1996 and
      December 31, 1995, respectively           -           -
    Surplus                                 8,994       8,829
    Undivided profits (deficit)              (759)         (3)
                                          -------      ------
  Total shareholders' equity                8,966       9,553
                                          -------      ------
  Total liabilities and shareholders'
    equity                                $57,322      37,479
                                          =======      ======


  LIBERTYVILLE BANCORP, INC. AND SUBSIDIARIES

  Consolidated Statements of Operations

  (in thousands)
  ______________________________________________________________
                                 Six months ended   Period ended
                                      June 30,      December 31,
                                 ----------------
                                 1996        1995       1995
                                 ----        ----       ----
                                    (unaudited)
  Interest income:
    Loans, including fees       $  888          -          73
    Money market assets:
      Interest-bearing deposits
        at banks                   277          8          80
      Federal funds sold           252          -         166
    Investment securities           58          -           2
                                ------      -----       -----
  Total interest income          1,475          8         321
                                ------      -----       -----
  Interest expense:
    Deposits                       884          -         141
    Notes payable                   23          -          23
                                ------      -----       -----
  Total interest expense           907          -         164
                                ------      -----       -----
  Net interest income              568          8         157

  Provision for loan losses        150          -          55
                                ------      -----       -----
  Net interest income after
    provision for loan losses      418          8         102
                                ------      -----       -----
  Noninterest income:
    Fees on loans sold              94          -          14
    Other income                    37          2           7
                                ------      -----       -----
  Total noninterest income         131          2          21
                                ------      -----       -----
  Noninterest expense:
    Salaries and other
      compensation                 595         70         514
    Net occupancy                   99          -          46
    Advertising and marketing       49          3         127
    Amortization of
      organization costs            13          -           6
    Data processing                 62          -          16
    Depreciation - furniture
      and equipment                 68          -          27
    Stationery and supplies         36          1          95
    Merger related expenses        170          -           -
    Other                          213         16         250
                                ------      -----       -----
  Total noninterest expense      1,305         90       1,081
                                ------      -----       -----
  Net loss                      $ (756)       (80)       (958)
                                ======      =====       =====
  Loss per share                $(3.70)    (80.00)     (14.19)
                                ======      =====       =====

  LIBERTYVILLE BANCORP, INC. AND SUBSIDIARIES

  Consolidated Statements of Changes in Stockholders' Equity

  (in thousands)
  _____________________________________________________________________________
                           Pre-   Pre-  Convert- Convert-        Undi-  Total
                          ferred ferred   ible     ible          vided  stock-
                     Com- stock, stock, warrants warrants       profits  hold-
                     mon  Series Series, Series   Series  Sur-   (def-   ers'
                    stock    A      B       A        B    plus    cit)  equity
                    ----- ------ ------- ------- -------- ----- ------- ------
  Initial capital
    contribution    $  1    500       -      25       -       -      -     526

  Dividends            -      -       -       -       -       -    (45)    (45)

  Initial offering   201      -       -       -       -   8,829  1,000  10,030

  Conversion of
    preferred stock
    and issuance of
    convertible
    warrants           -   (500)    500       -       -       -      -       -

  Net loss             -      -       -       -       -       -   (958)   (958)
                    ----    ---     ---      --       -   -----  -----  ------
  Balance at
    December 31,
    1995             202      -     500      25       -   8,829     (3)  9,553

  Conversion of
    Series B
    warrants into
    common stock       4      -       -       -       -     165      -     169

  Net loss             -      -       -       -       -       -   (756)   (756)
                    ----    ---     ---      --       -   -----  -----  ------
  Balance at
    June 30, 1996
    (unaudited)     $206      -     500      25       -   8,994   (759)  8,966
                    ====    ===     ===      ==       =   =====  =====  ======


LIBERTYVILLE BANCORP, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(in thousands)
_______________________________________________________________________________
                                                Six months ended   Period ended
                                                     June 30,      December 31,
                                                ----------------
                                                1996       1995         1995
                                                ----       ----    ------------
                                                   (unaudited)
Net loss                                       $   (756)     (80)       (958)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
    Provision for loan losses                       150        -          55
    Depreciation                                    114        -          45
    Amortization of organization costs               13        -           6
    Accretion of investment securities              (57)       -           -
    Increase in accrued interest receivable
      and other assets                             (731)     (16)       (310)
    Increase in accrued interest payable and
      other liabilities                             188        17        110
                                               --------     -----    -------
Net cash used in operating activities            (1,079)      (79)    (1,052)
                                               --------     -----    -------
Investing activities:
  Net increase in interest-bearing deposits
    at banks                                     (2,500)        -     (6,500)
  Net decrease (increase) in Federal funds
    sold                                          9,555         -    (14,690)
  Purchase of investment in Federal Reserve
    Bank stock                                      (67)        -       (150)
  Purchases of available-for-sale securities     (9,934)        -       (450)
  Maturities of available-for-sale securities     9,000         -          -
  Purchase of premises and equipment               (664)   (1,651)    (3,543)
  Net increase in loans, net                    (24,846)        -    (10,189)
                                               --------     -----    -------
Net cash used in investing activities           (19,456)   (1,651)   (35,522)
                                               --------     -----    -------
Financing activities:
  Net increase in deposits                       21,277         -     26,413
  Net (decrease) increase in treasury tax
    and loan                                       (329)        -        339
  Proceeds from issuance of common stock            169         -     10,030
  Proceeds from issuance of notes payable             -     1,520      1,770
  Repayment of notes payable                       (706)        -       (706)
  Dividends paid                                      -       (24)       (45)
                                               --------     -----    -------
Net cash provided by financing activities        20,411     1,496     37,801
                                               --------     -----    -------
Net (decrease) increase in cash and cash
  equivalents                                      (124)     (234)     1,227
Cash and cash equivalents at beginning of
  period                                          1,753       526        526
                                               --------     -----    -------
Cash and cash equivalents at end of period     $  1,629       292      1,753
                                               ========     =====    =======
Supplemental disclosures of cash flow
  information - cash paid during the
  period for:
    Interest                                   $    890         -        118
    Income taxes                                      -         -          -
                                               ========     =====    =======

  CRABTREE CAPITAL CORPORATION AND SUBSIDIARIES
  Consolidated Balance Sheets
  June 30, 1995 and 1996


                                           June 30
                                       -----------------
                                        1996       1995
                                       ------     ------
  ASSETS:
    Cash and cash equivalents          510,910      440,432
    Finance receivables-
      Premium finance                6,269,781   11,993,846
      Facility overcollateral-
       ization                       7,251,006    6,951,287
      Equipment leases                 290,473      439,000
      Other receivables                      0            0
                                    ----------  -----------
        Total finance receivables   13,811,260   19,384,133

      Residual value of leased
       equipment                         8,688       49,000
      Less-
        Unearned finance income
         and advance pmt               (74,489)    (351,206)
        Allowance for losses on
         finance receiv               (813,709)    (789,311)
                                   -----------  -----------
          Net finance receivables   12,931,750   18,292,616

    Sales gain receivable            1,420,952    1,254,736
    Prepaid and other assets           263,465      338,565
    Property and equipment,
      net of acc dep                   983,769      605,550
    Deferred financing fees,
      net of amort                     266,109      844,735
    Funds held in escrow               693,364      693,364
    Net assets of discontinued
      operations                             0    1,626,205
                                   -----------  -----------
          Total assets              17,070,319   24,096,203
                                   ===========  ===========

  LIABILITIES:
    Intercompany payable-Wintrust            0            0
    Accounts payable and accrued
      expenses                       5,724,441    8,490,491
    Notes and loans payable          5,200,000    7,925,000
    Subordinated loans payable       2,057,000    1,977,208
    Other liabilities                1,843,788    3,785,342
                                   -----------  -----------
      Total liabilities             14,825,229   22,178,041
                                   -----------  -----------

  MINORITY INTEREST IN FIRST
  PREMIUM SERVICES                     212,056      212,056
                                   -----------  -----------
  STOCKHOLDERS EQUITY:
    Common stock                     1,032,266    1,032,266
    Additional paid-in capital      17,970,658   17,970,658
    Accumulated deficit            (16,805,390) (17,132,318)
    Less-treasury stock               (164,500)    (164,500)
                                   -----------  -----------
      Total stockholders equity      2,033,034    1,706,106
                                   -----------  -----------

          Total liabilities and
            stock equity            17,070,319   24,096,203
                                   ===========  ===========

  CRABTREE CAPITAL CORPORATION AND SUBSIDIARIES
  Consolidated Statements of Income
  For the Six Months Ended June 30, 1995 and 1996

                                       Six Months Ended
                                            June 30
                                      -----------------
                                       1996       1995
                                      ------     ------
  REVENUES:
    Finance charges-
      Premium finance                 612,266   1,705,167
      Equipment leases                 24,309       7,000
    Gain on sale of receivables     1,859,824   2,525,352
    Servicing fees                    657,690     467,444
    Gain on retirement of
      minority interest shares              0           0
    Other                              32,107      34,752
                                    ---------   ---------
      Total revenues                3,186,196   4,739,715
                                    ---------   ---------
  EXPENSES:
    Interest expense                  418,341     863,634
    Provision for losses on
     finance receivables              111,883     127,092
    Operating expenses-
      Salary and wages              1,272,250   1,269,309
      Professional fees               172,322     160,398
      Occupancy                       511,314     385,486
      Deferred financing fee amort    356,043     375,151
      Other                           999,619     610,446
                                    ---------   ---------
      Total operating expenses      3,841,772   3,791,516
                                    ---------   ---------

    Income (loss) from continuing
      operations before income
      taxes                          (655,576)    948,199
    Income taxes                            0           0
                                    ---------   ---------
      Income (loss) from
        continuing operations        (655,576)    948,199

    Income (loss) from discon-
      tinued subsidiaries, net
      of minority interest                  0     (48,000)
                                    ---------   ---------
  NET INCOME (LOSS)                  (655,576)    900,199
                                    =========   =========

  CRABTREE CAPITAL CORPORATION AND SUBSIDIARIES
  Consolidated Statements of Stockholders' Equity
  For the Six Months Ended June 30, 1995 and 1996

                      Common     Paid-In       Accum     Treasury
                       Stock     Capital      Deficit      Stock     Total
                      ------     -------      -------    --------    -----

  BALANCE,
   December 31, 1994 1,032,266  17,970,658  (18,032,517)  (164,500)   805,907

    Net income                                  900,199               900,199
                     ---------  ----------  -----------  ---------  ---------
  BALANCE,
   June 30, 1995     1,032,266  17,970,658  (17,132,318)  (164,500) 1,706,106
                     =========  ==========  ===========  =========  =========

  BALANCE,
   December 31, 1995 1,032,266  17,970,658  (16,149,814)  (164,500) 2,688,610

    Net income                                 (655,576)
                     ---------  ----------  -----------  ---------  ---------
  BALANCE,
   June 30, 1996     1,032,266  17,970,658  (16,805,390)  (164,500) 2,688,610
                     =========  ==========  ===========  =========  =========

  CRABTREE CAPITAL CORPORATION AND SUBSIDIARIES
  Consolidated Statements of Cash Flows
  For the Six Months Ended June 30, 1995 and 1996
  (in thousands)

                                      Six Months Ended
                                           June 30
                                      ----------------
                                       1996       1995
                                      ------      ----
  CASH FLOWS FROM
    OPERATING ACTIVITIES:
    Net income (loss) from
      continuing operations             (655)       948
    Adjustments to reconcile
      net income (loss) to net
      cash provided by (used in)
      operating activities-
        Depreciation and amorti-
          zation expense                 469        633
        Provision for losses on
          finance receivables            112        127
        Net changes in assets
          and liabilities-
          Increase (decrease) in
          unearned finance charges      (209)    (1,900)
          Increase (decrease) in
            acc payable and acc exp   (5,992)     1,789
          Increase (decrease) in
            other liabilities          1,774          0
          Increase (decrease) in
            sales gain receivable       (105)     1,255
          Increase (decrease) in
            prepaid and other assets     122        (67)
    Net loss of discontinued
      operations                           0        (48)
    Decrease in net assets of
      discontinued operations              0        249
                                    --------   --------
            Net cash provided by
             (used in) operations     (4,484)     2,986
                                    --------   --------

  CASH FLOWS FROM
    INVESTING ACTIVITIES:
    Premium finance receivables
      originated or purchased       (161,900)  (157,821)
    Premium finance receivables
      repaid or sold                 164,652    239,074
    Equipment lease receivable
      payments                            28        127
    Increase in facility
      overcollateralization             (620)    (6,951)
    Purchase of property and
      equipment, net                    (488)       (54)
                                    --------   --------
            Net cash provided by
              (used in) investing      1,672     74,375
                                    --------   --------

  CASH FLOWS FROM
    FINANCING ACTIVITIES:
    Proceeds from loans and
      notes payable                    3,050      5,725
    Repayment of loans and
      notes payable                        0          0
    Deferred financing fees              (96)      (434)
    Commercial paper notes
      originated                           0    310,040
    Commercial paper notes
      principal repaid                     0   (393,020)
                                    --------  ---------
            Net cash provided by
              (used in) financing      2,954    (77,689)
                                    --------  ---------

  NET INCREASE (DECREASE) IN CASH
    AND CASH EQUIVALENTS                 142       (328)

  CASH AND CASH EQUIVALENTS,
    beginning of period                  369        768
                                   ---------  ---------
  CASH AND CASH EQUIVALENTS,
    end of period                        511        440
                                   =========  =========

  b.   Pro Forma Financial Information.

       The pro forma income statements required by this item for the years ended December 31, 1995, 1994 and 1993 were previously included as part of Registrant's Current Report on Form 8-K dated September 1, 1996 and filed September 13, 1996.

       The following pro forma financial information is included herein:

       Pro Forma Condensed Combined Statement of Condition
  (unaudited) at June 30, 1996.

       Pro Forma Condensed Combined Statement of Operations
  (unaudited) for the six months ended June 30, 1996.

       Notes to the Pro Forma Condensed Combined Financial
  Information (unaudited).

       The following unaudited Pro Forma Condensed Combined Statement of Condition as of June 30, 1996 combines the historical consolidated statements of condition of each of the Companies as if the Reorganization had occurred on that date after giving effect to pro forma adjustments described in the accompanying notes.

       Also presented is the Pro Forma Condensed Combined Statement of Operations for the six-month period ended June 30, 1996, giving effect to the Reorganization as if it had been consummated at the beginning of such period. The pro forma information is based on the historical consolidated financial statements of the Companies presented elsewhere herein, giving effect to the proposed transaction under the "pooling-of-interests" method and on the assumptions and adjustments set forth in the accompanying notes to the pro forma condensed consolidated financial statements. These pro forma statements may not be indicative of the results of operations that actually would have occurred if the Reorganization had been consummated on the date indicated or which may occur in the future.

       The Unaudited Pro Forma Condensed Combined Financial
  Information should be read in conjunction with the separate historical consolidated financial statements and related footnotes of each of the Companies.


Pro Forma Condensed Combined Statement of Condition (Unaudited)
June 30, 1996
(in thousands)
                       North
                       Shore    Lake     Hins-   Liberty- Crab-
                     Community Forest    dale    ville    tree     Pro Forma Adjustments
                      Bancorp, Bancorp, Bancorp, Bancorp, Capital  ---------------------  Combined
                        Inc.     Inc.    Inc.    Inc.     Corp.       Debit       Credit  Pro Forma
                     --------- -------- -------- -------- -------  ----------    -------  ---------
Assets
------

Cash and demand
  balances
  due from
  banks                $3,028   $5,608  $   821   $1,629   $  511                             $11,597
Money market
  assets:
  Interest-bearing
    deposits at
    banks               8,000    7,100    8,000    9,000        -                              32,100
Federal funds
  sold                  9,630   15,335    4,463    5,135        -                              34,563
Investment
  securities           11,601   43,230   22,339    1,658        -               $3,375  (A)    75,453
Loans                  90,313  140,207   81,792   35,035   13,746                             361,093
  Less:  allowance
    for possible
    loan losses           582    1,061      716      205      814                               3,378
                     -------- -------- --------  -------  -------                            --------
Loans, net             89,731  139,146   81,076   34,830   12,932                             357,715

Premises and equip-
  ment, net             8,235    8,109    6,005    4,048      984                              27,381
Goodwill and organ-
  ization costs           267       44       70      124        -                                 505
Other assets            2,180    2,930    2,348      898    2,643                              10,999
                     -------- -------- --------  -------  -------                            --------
Total assets         $132,672 $221,502 $125,122  $57,322  $17,070                            $550,313
                     ======== ======== ========  =======  =======                            ========

Liabilities and  Stockholders' Equity
-------------------------------------

Deposits:
  Noninterest-
    bearing            16,499   17,724   12,213    8,250        -                              54,686
  Interest-bearing    103,458  186,710   99,966   39,440        -                             429,574
                     -------- -------- --------  -------  -------                            --------
Total deposits        119,957  204,434  112,179   47,690        -                             484,260
Accrued interest and
  other expenses          455    1,838      632      308    7,568   $106  (A)                  10,695
Notes and loans
  payable               1,300    3,952    2,650      358    5,200                              13,460
Subordinated notes
  payable                   -        -        -        -    2,057    557  (D)                   1,500
                     -------- -------- --------  -------  -------                            --------
Total liabilities     121,712  210,224  115,461   48,356   14,825                             509,915
                     -------- -------- --------  -------  -------                            --------

Minority interest           -        -        -        -      212    212  (D)                       -

Stockholders' equity
  Common stock            254      161      207      206    1,032  1,887  (A)    6,543  (C)     6,516
                                                                          (B)           (D)
                                                                          (F)           (E)
                                                                                        (F)
  Convertible
    warrants               25        -       25       25        -     50  (F)       50  (F)        75
  Convertible pre-
    ferred stock            -        3        -      500        -    503  (C)                       -
  Surplus              12,212    9,549    9,506    8,994   17,971 47,457  (A)   40,846  (C)    51,621
                                                                          (B)           (D)
                                                                          (E)           (E)
                                                                          (F)
  Undivided profit
    (deficit)          (1,533)   1,364      (78)    (759) (16,805)                            (17,811)
  Less:  Treasury
    shares                  -        -        -       -      (165)                 165  (B)         -
  Net unrealized
    gain (loss)
    - securities
    available-for-sale,
    net of tax              2      201        1       -         -    207  (A)                      (3)
                     -------- -------- -------- -------   -------                            --------
Total stockholders'
  equity               10,960   11,278    9,661   8,966     2,033                              40,398
                     -------- -------- -------- -------   -------                            --------
Total liabilities
  and stockholders'
  equity             $132,672 $221,502 $125,122 $57,322   $17,070                            $550,313
                     ======== ======== ======== =======   =======                            ========

    See accompanying notes to condensed pro forma combined financial statements.


Pro Forma Condensed Combined Statement of Operations (Unaudited)

                                                     Six Months Ended June 30, 1996
                                -------------------------------------------------------------------------------
                                  North
                                  Shore    Lake                Liberty-
                                Community  Forest    Hinsdale  ville      Crabtree
                                 Bancorp   Bancorp   Bancorp   Bancorp    Capital         Pro Forma
                                Inc. and   Inc. and  Inc. and  Inc. and   Corp. and    Adjustments
                                Subsidi-   Subsidi-  Subsidi-  Subsidi-   Subsidi-   --------------   Pro Forma
                                 aries      aries     aries     aries      aries     Debit   Credit   Combined
                                --------   -------   --------  --------   ---------  ------  ------   ---------
                                                    (in thousands, except per share data)

Total interest income            $ 3,835   $ 7,139   $ 4,137   $ 1,475    $   637                      $17,223
Total interest expense             2,344     4,487     2,622       907        418             $ 65      10,713
                                 -------   -------   -------   -------    -------                      -------
Net interest income                1,491     2,652     1,515       568        219                        6,510
Provision for loan losses            170       224       237       150        112                          893
                                 -------   -------   -------   -------    -------                      -------
Net interest income after
  provision for loan losses        1,321     2,428     1,278       418        107                        5,617
Gain on sale of receivables            -         -         -         -      1,860                        1,860
Total noninterest income             302       533       432       131        690    $ 68                2,020
Total merger related
  expenses                           170       170       170       170        170              850           -
Total other noninterest
  expense                          2,191     2,289     1,569     1,135      3,142               50      10,276
                                 -------   -------   -------   -------    -------                      -------
Net income before income
  taxes                             (738)      502       (29)     (756)      (655)                        (779)
Income tax expense                     -       145         -         -          -                          145
                                 -------   -------   -------   -------    -------    ----    -----     -------
Net income (loss)                $  (738)  $   357   $   (29)  $  (756)   $  (655)   $ 68    $ 965     $  (924)
                                 =======   =======   =======   =======    =======    ====    =====     =======
Average number of common
  shares outstanding                 251       176       219       205      1,025                        6,835
Net income (loss) per share
  from continuing operations     $ (2.94)  $  2.03   $ (0.13)  $ (3.70)   $ (0.64)                     $ (0.14)
                                 =======   =======   =======   =======    =======                      =======
Net income (loss) per share      $ (2.94)  $  2.03   $ (0.13)  $ (3.70)   $ (0.64)                     $ (0.14)
                                 =======   =======   =======   =======    =======                      =======

    See accompanying notes to condensed pro forma combined financial statements.

  Notes to Pro Forma Condensed Combined Financial Information
  (Unaudited)

  Note 1.  Basis of Presentation

           The unaudited pro forma financial information does not give effect to any synergies that are expected to occur due to the integration of the North Shore, Lake Forest, Hinsdale, Libertyville and Crabtree operations. However, the unaudited Pro Forma Condensed Combined Statement of Condition does reflect the transaction costs of the Reorganization and the effect of the nonrecurring costs and expenses associated with integrating the operations of the businesses.

           The impact of the majority of the transaction costs of the Reorganization, and the nonrecurring costs and expenses associated with integrating the operations were recorded in the second quarter of 1996. The pro forma combined cash balances, accrued liabilities, and equity accounts reflect the reduction of the transaction costs of the Reorganization and the nonrecurring costs and expenses associated with integrating the operations of the organization, estimated at $850,000.

           The merger will be accounted for under the "pooling-of-interests" method. Accordingly, recorded assets and liabilities are carried forward to the combined company at their historical values.

  Note 2.  Pro Forma Condensed Combined Statement of Condition
           Adjustments

           A.  Elimination of Intercompany Shares
               ----------------------------------

           Each of Lake Forest, North Shore, Hinsdale and Libertyville owned shares in one or more of the other Companies which were retired at the Effective Date in accordance with the Reorganization Agreement. This entry reflects such shares being retired as Treasury shares. This entry also reflects the elimination of the net unrealized gain on these securities reflected in the shareholders' equity of $207,000, and the deferred tax liability related thereto of $106,000 reflected in the liability section.

           B.  Elimination of Treasury Shares of Crabtree
               Capital Corporation
               ------------------------------------------

           Crabtree had 7,000 shares of Treasury Stock outstanding immediately prior to the Reorganization with a carrying value of $164,500. This entry reflects the elimination of the Treasury Stock, reducing the amounts posted to Common Stock and paid-in capital of Crabtree.

           C.  Conversion of Preferred Shares into Common Shares
               -------------------------------------------------

           At June 30, 1996, Lake Forest had 1,700 shares of preferred stock outstanding that were convertible into 2,550 shares of common stock. Libertyville had 24,000 shares of preferred stock outstanding that were convertible into 24,000 shares of common stock. The preferred shares were converted to common shares prior to the Effective Date of the Reorganization as contemplated by the Reorganization Agreement.

           D.  Exchange of Outstanding Warrants
               --------------------------------

           The pro forma condensed combined financial information assumes that the outstanding warrants to purchase shares of certain of the Companies and First Premium - which were contemplated to be exchanged under the terms of the Reorganization Agreement for Wintrust shares and warrants representing an aggregate of 617,464 shares of Wintrust Common Stock - were exchanged for a combination consisting in aggregate of 478,871 shares of Wintrust Common Stock and warrants to purchase 138,593 shares of Wintrust Common Stock. Certain of the First Premium warrants were exchanged solely for Wintrust Common Stock and the exercise proceeds related thereto contri-buted by the warrant holder to Wintrust. A portion of such proceeds were used to retire the $557,000 subordinated debt of First Premium because the holder of the warrants exchanged solely for Wintrust Common Stock is also the owner of the sub-ordinated debt.

           E.  Shareholders' Equity
               --------------------

           The pro forma combined equity accounts of Wintrust reflect the combination of the equity accounts for North Shore, Lake Forest, Hinsdale, Libertyville and Crabtree. Shares of common stock are presented on the basis of a stated value of $1.00 per share. The following table reflects the approximate number of shares of Wintrust Common Stock which were issued to holders of the respective Companies' common stock and warrants in the Reorganization (subject to adjustment for cash-out of fractional shares):

                                                Wintrust
                                              Shares Issued
                                                 in the
                                              Reorganization
                                              --------------

  North Shore Community Bancorp, Inc. . . . .   1,201,523
  Lake Forest Bancorp, Inc. . . . . . . . . .   1,586,515
  Hinsdale Bancorp, Inc.  . . . . . . . . . .   1,229,681
  Libertyville Bancorp, Inc.  . . . . . . . .     873,722
  Crabtree Capital Corporation. . . . . . . .   1,213,217
  Converted First Premium Warrants. . . . . .     411,673
                                                ---------
    Total Wintrust Shares . . . . . . . . . .   6,516,331
                                                =========

           The average number of shares of common stock shown to be outstanding during the periods presented in the Pro Forma Condensed Combined Statements of Operations includes 478,871 shares that were issued as part of the exchange for outstanding warrants of certain of the Companies and First Premium that were contributed to Wintrust in connection with and as part of the Reorganization in accordance with the terms of the Reorganization Agreement.

           No shareholders of the Companies dissented to the transaction or exercised appraisal rights. Fractional shares issued upon consummation of the Reorganization were immaterial.

  Note 3.  Pro Forma Condensed Combined Statements of Operations
           Adjustments

           F. Reflects the elimination of nonrecurring merger related expenses of $850,000.

           G. Reflects the elimination from noninterest expense of an aggregate of $50,000 of fees charged by Hinsdale Bank to Lake Forest Bank, North Shore Bank and Libertyville Bank for services performed in servicing a portfolio of indirect automobile loans for the six months ended June 30, 1996.

           H. Reflects the elimination from noninterest income of an $18,000 gain on the sale of shares of Hinsdale Common
  Stock by Lake Forest in the first quarter of 1996.

           I. Reflects the reduction of interest expense associated with the elimination of the subordinated debt at First Premium as discussed above in Note D. Interest expense has been reduced by $65,000 for the six months ended June 30, 1996.







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  c.  Exhibits.

      *2.1 Amended and Restated Agreement and Plan of Reorganization among North Shore Community Bancorp, Inc., Lake Forest Bancorp II, Hinsdale Bancorp II, Libertyville Bancorp II, Crabtree Capital Corporation II and Lake Forest Bancorp, Inc., Hinsdale Bancorp, Inc., Libertyville Bancorp, Inc. and Crabtree Capital Corporation, dated as of May 28, 1996 (incorporated by reference to Appendix A to Registrant's Form S-4 Registration Statement as amended (No. 333-4645), filed with the Securities and Exchange Commission on July 22, 1996)

       23.1  Consents of KPMG Peat Marwick LLP

      *23.2  Consent of Arthur Andersen LLP

  _______________

  *Previously filed.







                             Page 29 of 34
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                         SIGNATURES

       Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 Wintrust Financial Corporation


                                 By:  /s/David A. Dykstra
                                      ---------------------------------
                                      David A. Dykstra,
                                      Chief Financial Officer

  Dated:  November 7, 1996







                              Page 30 of 34
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